BRINSON SERIES
TRUST

GLOBAL INCOME
PORTFOLIO

JUNE 30, 2001

SEMIANNUAL REPORT

BRINSON SERIES TRUST--GLOBAL INCOME PORTFOLIO                  SEMIANNUAL REPORT

                                                                 August 15, 2001

Dear Contract Owner,

We present you with the semiannual report for Brinson Series Trust--Global Income Portfolio for the six months ended June 30, 2001.

MARKET REVIEW

[GRAPHIC]

In the first six months of 2001, the economic slowdown in the United States had a larger impact on Europe, Japan and the emerging markets than previously anticipated. In the United States, the correction in the technology and telecommunications sectors of the economy continued, as companies reported poor earnings forecasts that disappointed equity and bond markets. Furthermore, economic releases indicate a declining manufacturing sector and rising jobless claims. In order to help stimulate economic growth, the U.S. Federal Reserve Board aggressively reduced short-term interest rates six times during the six months ended June 30, 2001 for a total rate cut of 2.75%. Central banks around the world also trimmed interest rates although not to the same extent as the United States.

The U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index, was one of the strongest performing fixed-income markets in the world returning 3.62% for the six months ended June 30, 2001. The U.S. market benefited from lower interest rates and renewed investor interest in fixed-income securities, as investors sought relief from the turbulent stock market. However, the Salomon Smith Barney World Government Bond Index (WGBI) (unhedged) fell 4.56% during the same period. Global government bond markets had a disappointing six months, despite successive reductions in official rates.

PORTFOLIO REVIEW

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 6/30/01

                                        6 MONTHS     1 YEAR      5 YEARS       10 YEARS          INCEPTION*
GLOBAL INCOME PORTFOLIO (CLASS H)        -3.17%       1.27%       2.92%          5.03%             5.98%

WGBI (UNHEDGED)                          -4.56       -3.07        2.44           6.58              6.35

* Inception: since commencement of issuance on May 1, 1988. Index performance is shown as of nearest month end of inception of Class H shares: April 30, 1988.

      The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the ex-dividend dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

PORTFOLIO HIGHLIGHTS

For the six months ended June 30, 2001, the Portfolio declined 3.17%, outperforming its benchmark, the WGBI (unhedged), which fell 4.56%.

We continue to believe that the credit-sensitive sectors of the bond market in the United States offer value. However, we are cautious on credit markets in Europe and Japan. We find select emerging markets attractive, with Mexico being our top pick. We are cautious about Argentina, Brazil and Russia and negative about Venezuela and Turkey.

During the six months ended June 30, 2001, sector allocation remained relatively flat. Adjustments included a decrease in exposure to foreign corporates/sovereigns--at the start of the period, the Portfolio's allocation was 10.9% of net assets, and at period-end, that percentage was lowered to 8.5%--reflecting our concerns about certain markets in the near term. There was also a mild increase in the Portfolio's exposure to dollar bloc countries from 5.7% to 6.2% of net assets at period-end.

PORTFOLIO STATISTICS

CHARACTERISTICS*                                          6/30/01      12/31/00
--------------------------------------------------------------------------------
Weighted Average Duration                                  5.4 yrs.     5.4 yrs.
Weighted Average Maturity                                 10.4 yrs.    10.1 yrs.
Net Assets (mm)                                               $4.90        $6.29
--------------------------------------------------------------------------------

CURRENCY EXPOSURE*                                        6/30/01       12/31/00
--------------------------------------------------------------------------------
U.S. Denominated                                             39.4%         40.8%
Hedged to U.S. Dollar                                        15.6          13.6
Foreign Currency Unhedged                                    45.0          45.6
--------------------------------------------------------------------------------
Total                                                       100.0%        100.0%

ASSET ALLOCATION*                                         6/30/01       12/31/00
--------------------------------------------------------------------------------
U.S. Treasurys/Corporates                                    30.5%         30.7%
Europe                                                       49.7          50.8
Foreign Corporates/Sovereigns                                 8.5          10.9
Dollar Bloc: Australia, Canada, New Zealand                   6.2           5.7
Cash and Equivalents                                          0.0           0.6
Other Assets in Excess of Liabilities                         5.1           1.3
--------------------------------------------------------------------------------
Total                                                       100.0%        100.0%

CREDIT QUALITY*                                           6/30/01       12/31/00
--------------------------------------------------------------------------------
A1/P1                                                         5.1%          2.0%
AAA                                                          51.1          68.8
AA                                                           29.6          11.3
A                                                             9.8           9.2
BBB                                                           3.5           6.4
BB                                                            0.0           0.9
B                                                             0.9           1.4
--------------------------------------------------------------------------------
Total                                                       100.0%        100.0%

* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

PROPOSED MERGER ANNOUNCEMENT

The Portfolio's board of trustees has approved the submission to its shareholders of an Agreement and Plan of Acquisition and Termination under which the Portfolio would transfer substantially all of its assets and stated liabilities to Global Bond Portfolio, a series of Alliance Variable Products Series Fund, Inc. ("Global Bond Portfolio"). If the Portfolio's shareholders approve the proposed merger, shareholders will receive like shares of Global Bond Portfolio in exchange for their Portfolio shares and the Portfolio will cease operations. The merger is expected to be a tax-free reorganization, which means that the Portfolio's shareholders will not realize any gain or loss on their receipt of shares in the merger and neither the Portfolio nor the Global Bond Portfolio will realize any gain or loss. Proxy solicitation materials that will be mailed to the Portfolio's shareholders will provide more information about the proposed merger. As of the date hereof, it is expected that these materials will be mailed on or about September 4, 2001. Investors may continue to buy, sell and exchange Portfolio shares as described in the current prospectus prior to the shareholder meeting. If the merger proposal is approved, the Portfolio expects to close to new purchases and exchange purchases approximately five business days prior to the date on which the merger is to be effected.

OUTLOOK

We believe the combination of tax cuts and lower interest rates in the United States has significantly reduced the risk of recession. We expect the U.S. economy to recover later in 2001, in either the third or fourth quarter. We are less optimistic about Japan. The Japanese economy continues to be surprisingly weak. While the new Japanese prime minister has proposed major economic reforms after the next national election, we are cautious about his ability to institute such reforms. We expect global growth to be positive over the next several months but below potential. As a result, it is likely that central banks around the world will either continue to reduce interest rates or keep rates on hold for the next six months.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,


/s/ Brian M. Storms

BRIAN M. STORMS
President and
Chief Executive Officer
Brinson Advisors, Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the six months ended June 30, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

PORTFOLIO OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

 PRINCIPAL
  AMOUNT                                                                                MATURITY           INTEREST
  (000)*                                                                                  DATES              RATES         VALUE
----------                                                                       ---------------------   --------------  ----------
LONG-TERM DEBT SECURITIES--87.63%

AUSTRALIA--2.32%
US$      113       National Australia Bank                                              05/19/10              4.665%@    $ 113,645
                                                                                                                         ---------
BRAZIL--0.89%
US$       62       Federal Republic of Brazil, DCB                                      04/15/12              5.500@        43,710
                                                                                                                         ---------
CANADA--3.92%
         300       Government of Canada                                                 06/01/10              5.500        192,232
                                                                                                                         ---------
FRANCE--3.93%
         130       Government of France                                                 10/25/07              5.500        113,714
          97       Republic of France                                                   04/25/29              5.500         78,831
                                                                                                                         ---------
                                                                                                                           192,545
                                                                                                                         ---------
GERMANY--14.69%
US$      150       Deutsche Ausgleichbank                                               06/23/05              7.000        158,261
         657       Federal Republic of Germany                                    02/17/04 to 01/04/30   3.250 to 6.250    561,681
                                                                                                                         ---------
                                                                                                                           719,942
                                                                                                                         ---------
ITALY--4.67%
         245       Republic of Italy                                                    04/01/04              8.500        228,781
                                                                                                                         ---------
JAPAN--5.09%
      29,000       Government of Japan                                                  12/20/10              1.900        249,299
                                                                                                                         ---------
MEXICO--2.52%
US$      123       PEMEX Finance Ltd.                                                   11/15/03              6.125        123,544
                                                                                                                         ---------
NETHERLANDS--5.28%
         316       Government of Netherlands                                            01/15/28              5.500        258,605
                                                                                                                         ---------
SPAIN--4.70%
         270       Government of Spain                                                  07/30/05              4.950        230,477
                                                                                                                         ---------
SWEDEN--2.15%
       1,000       Kingdom of Sweden                                                    08/15/07              8.000        105,248
                                                                                                                         ---------
UNITED KINGDOM--11.10%
         365       United Kingdom Gilt                                            08/27/02 to 12/07/03   6.500 to 10.000   543,661
                                                                                                                         ---------
UNITED STATES--26.37%
          79       Abbey National Capital Trust                                         06/30/30+             8.963         88,349
         120       Fidelity Investment Co.                                              06/15/29              7.570        125,518
         185       General Motors Acceptance Corp.                                      11/10/03              5.750        186,307
          73       HSBC Capital Funding LP**                                            06/30/30+            10.176         90,174
         104       Morgan Stanley Dean Witter & Co.                                     06/15/05              7.750        110,768
         100       PSE&G Energy                                                         06/15/11              8.500         99,823
          87       U.S. Treasury Inflation Index Notes                                  01/15/09              3.875         89,725
         400       U.S. Treasury Notes                                            02/15/11 to 11/15/27   5.000 to 6.125    400,127
          99       Wells Fargo Co.                                                      09/03/02              6.500        101,209
                                                                                                                         ---------
                                                                                                                         1,292,000
                                                                                                                         ---------
Total Long-Term Debt Securities (cost--$4,614,017)                                                                       4,293,689
                                                                                                                         ---------

PRINCIPAL
 AMOUNT                                                                                 MATURITY             INTEREST
 (000)*                                                                                  DATES                 RATES        VALUE
---------                                                                              ---------             --------     ----------
SHORT-TERM DEBT SECURITIES--7.25%

HUNGARY--1.42%
      20,000       Government of Hungary                                                06/12/01              13.500%     $   69,554
                                                                                                                          ----------
NETHERLANDS--1.74%
         100       Government of Netherlands                                            09/15/01               8.750          85,404
                                                                                                                          ----------
UNITED STATES--4.09%
         200       Clorox Corp.                                                         07/15/01               8.800         200,211
                                                                                                                          ----------
Total Short-Term Debt Securities (cost--$423,765)                                                                            355,169
                                                                                                                          ----------
Total Investments (cost--$5,037,782)--94.88%                                                                               4,648,858
Other assets in excess of liabilities--5.12%                                                                                 250,895
                                                                                                                          ----------
Net Assets--100.00%                                                                                                       $4,899,753
                                                                                                                          ==========

----------------
Note: The Portfolio of Investments is listed by the issuer's country of origin.
*     In local currency unless otherwise indicated.
** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified Institutional buyers.
@ Floating rate securities--the interest rates shown are the current rates as of June 30, 2001.
+     Maturity date shown is the callable date for perpetual rewriting securities.
DCB   Debt Conversion Bond.

FORWARD FOREIGN CURRENCY CONTRACTS

                            CONTRACTS TO    IN EXCHANGE       MATURITY       UNREALIZED
                               DELIVER          FOR             DATES       APPRECIATION
                            ------------  ---------------     --------      ------------
British Pounds                  400,000   USD     566,800     07/16/01          $3,655
Canadian Dollar                 296,317   USD     195,545     08/02/01             414
U.S. Dollars                    244,851   GBP     175,000     07/16/01           1,524
                                                                                ------
                                                                                $5,593
                                                                                ======

--------------
CURRENCY TYPE ABBREVIATIONS:
GBP--British Pounds
USD--U.S. Dollars

INVESTMENTS BY TYPE OF ISSUER

                                           PERCENT OF NET ASSETS
                                         --------------------------
                                         LONG-TERM       SHORT-TERM
                                         ---------       ----------
Government and other public issuers        66.42%           3.16%
Bank and other financial institutions      18.69              --
Industrial                                  2.52            4.09
                                           -----            ----
                                           87.63%           7.25%
                                           =====            ====

                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES                   JUNE 30, 2001 (UNAUDITED)

ASSETS
Investments in securities, at value (cost--$5,037,782)                                 $ 4,648,858
Cash                                                                                       115,504
Receivables for investments sold                                                           364,668
Interest receivable                                                                        102,612
Unrealized appreciation of forward foreign currency contracts                                5,593
Other assets                                                                                   710
                                                                                       -----------
Total assets                                                                             5,237,945
                                                                                       -----------
LIABILITIES
Payable for investments purchased                                                          295,476
Payable to affiliates                                                                        3,095
Payable for shares of beneficial interest repurchased                                        1,868
Accrued expenses and other liabilities                                                      37,753
                                                                                       -----------
Total liabilities                                                                          338,192
                                                                                       -----------
NET ASSETS
Beneficial interest shares of $0.001 par value outstanding--472,001 (unlimited
  amount authorized)                                                                     5,514,380
Undistributed net investment income                                                         35,086
Accumulated net realized losses from investment and foreign currency transactions         (262,759)
Net unrealized depreciation of investments, other assets, liabilities and forward
  contracts denominated in foreign currencies                                             (386,954)
                                                                                       -----------
Net assets                                                                             $ 4,899,753
                                                                                       ===========
Net asset value, offering price and redemption value per share                         $     10.38
                                                                                       ===========

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                                           FOR THE SIX
                                                                                          MONTHS ENDED
                                                                                          JUNE 30, 2001
                                                                                           (UNAUDITED)
                                                                                          -------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $228)                                         $ 188,720
                                                                                            ---------
EXPENSES:
Investment management and administration                                                       20,971
Custody and accounting                                                                         25,950
Professional fees                                                                              16,748
Reports and notices to shareholders                                                             6,695
Trustees' fees                                                                                  3,750
Transfer agency and related services fees                                                       1,250
Other expenses                                                                                  2,552
                                                                                            ---------
                                                                                               77,916
                                                                                            ---------
Net investment income                                                                         110,804
                                                                                            ---------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains from:
     Investment transactions                                                                   12,825
     Foreign currency transactions                                                             11,597
Net change in unrealized appreciation/depreciation of:
     Investments                                                                             (285,336)
     Other assets, liabilities and forward contracts denominated in foreign currencies        (21,621)
                                                                                            ---------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES                                (282,535)
                                                                                            ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $(171,731)
                                                                                            =========

                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                                             FOR THE SIX
                                                                                            MONTHS ENDED            FOR THE
                                                                                            JUNE 30, 2001         YEAR ENDED
                                                                                             (UNAUDITED)       DECEMBER 31, 2000
                                                                                            -------------      -----------------
FROM OPERATIONS:
Net investment income                                                                         $   110,804         $   334,303
Net realized gains (losses) from investment and foreign currency transactions                      24,422            (475,452)
Net change in unrealized appreciation/depreciation of investments, other assets,
     liabilities and forward contracts denominated in foreign currencies                         (306,957)            412,036
                                                                                              -----------         -----------
Net increase (decrease) in net assets resulting from operations                                  (171,731)            270,887
                                                                                              -----------         -----------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                                                                  --            (255,315)
                                                                                              -----------         -----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares                                                              132,340             174,695
Cost of shares repurchased                                                                     (1,355,475)         (2,978,940)
Proceeds from dividends reinvested                                                                     --             255,315
                                                                                              -----------         -----------
Net decrease in net assets from beneficial interest transactions                               (1,223,135)         (2,548,930)
                                                                                              -----------         -----------
Net decrease in net assets                                                                     (1,394,866)         (2,533,358)
NET ASSETS:
Beginning of period                                                                             6,294,619           8,827,977
                                                                                              -----------         -----------
End of period (including undistributed net investment income of $35,086 at June 30, 2001)     $ 4,899,753         $ 6,294,619
                                                                                              ===========         ===========

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Brinson Series Trust--Global Income Portfolio (the "Portfolio") is a non-diversified portfolio of Brinson Series Trust (the "Fund"), which is organized under Massachusetts law pursuant to an Amended and Restated Declaration of Trust dated February 11, 1998, as amended, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

      The Fund accounts separately for the assets, liabilities and operations for each portfolio. Expenses directly attributable to each portfolio are charged to that portfolio's operations; expenses which are applicable to all portfolios are allocated among them on a pro rata basis.

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors," formerly known as Mitchell Hutchins Asset Management Inc.), the investment manager and administrator of the Portfolio, or by Alliance Capital Management L.P. ("Alliance Capital") the Portfolio's sub-advisor. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolio's custodian.

      Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

      REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by Brinson Advisors.

      INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums are accreted and amortized as adjustments to interest income and the identified cost of investments.

      FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

      Although the net assets and the market value of the Portfolio's securities are presented at the foreign exchange rates at the end of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of securities. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income for income tax reporting purposes. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes. Gains/losses from translating foreign-denominated assets and liabilities at the year-end exchange rates are included in the change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.

      FORWARD FOREIGN CURRENCY CONTRACTS--The Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if Alliance Capital anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift the Portfolio's exposure to foreign currency fluctuations from one country to another.

      The Portfolio has no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of the Portfolio's total assets. The Portfolio may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolio maintains cash or liquid securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

      Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

      Fluctuations in the value of forward contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

      DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

      Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolio is authorized to invest. The ability of the issuers of debt securities held by the Portfolio to meet its obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT MANAGER AND ADMINISTRATOR

      The Board has approved an investment management and administration contract between the Fund and Brinson Advisors ("Management Contract"), under which Brinson Advisors serves as investment manager and administrator of the Portfolio. In accordance with the Management Contract, the Portfolio pays Brinson Advisors an investment management and administration fee, which is accrued daily and paid monthly at the annual rate of 0.75% of the Portfolio's average daily net assets. At June 30, 2001, the Portfolio owed Brinson Advisors $3,095 in investment management and administration fees.

      Brinson Advisors has entered into a sub-advisory contract with Alliance Capital dated March 1, 2001 ("Alliance Capital Contract"), pursuant to which Alliance Capital serves as investment sub-advisor for the Portfolio. Under the Alliance Capital Contract, Brinson Advisors (not the Portfolio) is obligated to pay Alliance Capital a fee, accrued daily and paid monthly at the annual rate of 0.375% of the Portfolio's average daily net assets.

SECURITIES LENDING

      The Portfolio may lend securities up to 30% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, serves as the Portfolio's lending agent and has been approved as a borrower under the Portfolio's securities lending program.

      At June 30, 2001, there were no securities on loan from the Portfolio.

BANK LINE OF CREDIT

      The Portfolio may participate with other funds managed, advised or sub-advised by Brinson Advisors in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders or other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2001, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

      For federal income tax purposes, the cost of securities owned at June 30, 2001 was substantially the same as the cost of securities for financial statement purposes.

      At June 30, 2001, the components of net unrealized depreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost)        $  56,144
Gross depreciation (investments having an excess of cost over value)         (445,068)
                                                                            ---------
Net unrealized depreciation of investments                                  $(388,924)
                                                                            =========

      For the six months ended June 30, 2001, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $2,398,117 and $3,667,336, respectively.

FEDERAL TAX STATUS

      The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Portfolio intends not to to be subject to a Federal excise tax.

      At December 31, 2000, the Portfolio had a net capital loss carryforward of $281,109. It is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire as follows:
$76,040 by December 31, 2007 and $205,069 by December 31, 2008. To the extent that such losses are used to offset future net realized capital gains as provided in the regulations, it is probable that the gains will not be distributed.

SHARES OF BENEFICIAL INTEREST

      There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                FOR THE SIX             FOR THE
                                                MONTHS ENDED          YEAR ENDED
                                               JUNE 30, 2001       DECEMBER 31, 2000
                                               -------------       -----------------
Shares sold                                        12,658                16,978
Shares repurchased                               (127,809)             (292,698)
Dividends reinvested                                   --                25,006
                                                 --------              --------
Net decrease                                     (115,151)             (250,714)
                                                 ========              ========

-------------------
*     UBS PaineWebber is a service mark of UBS AG.

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                         FOR THE SIX
                                                         MONTHS ENDED               FOR THE YEARS ENDED DECEMBER 31,
                                                        JUNE 30, 2001    -------------------------------------------------------
                                                         (UNAUDITED)      2000+       1999        1998        1997        1996
                                                        -------------    -------     -------     -------     -------     -------
Net asset value, beginning of period                     $    10.72      $ 10.54     $ 11.07     $ 10.81     $ 11.14     $ 11.20
                                                         ----------      -------     -------     -------     -------     -------
Net investment income                                          0.43@        0.53        0.59        0.69        0.75        0.87
Net realized and unrealized gains (losses) from
   investments and foreign currency                           (0.77)@      (0.03)      (1.12)       0.36       (0.36)      (0.13)
                                                         ----------      -------     -------     -------     -------     -------
Net increase (decrease) from investment operations            (0.34)        0.50       (0.53)       1.05        0.39        0.74
                                                         ----------      -------     -------     -------     -------     -------
Dividends from net investment income                             --        (0.32)         --       (0.61)      (0.71)      (0.79)
Distributions from net realized gains from investments           --           --          --       (0.18)      (0.01)      (0.01)
                                                         ----------      -------     -------     -------     -------     -------
Total dividends and distributions                                --        (0.32)         --       (0.79)      (0.72)      (0.80)
                                                         ----------      -------     -------     -------     -------     -------
Net asset value, end of period                           $    10.38      $ 10.72     $ 10.54     $ 11.07     $ 10.81     $ 11.14
                                                         ==========      =======     =======     =======     =======     =======
Total investment return(1)                                    (3.17)%       4.87%      (4.79)%      9.69%       3.50%       6.62%
                                                         ==========      =======     =======     =======     =======     =======
Ratios/Supplemental Data:
Net assets, end of period (000's)                        $    4,900      $ 6,295     $ 8,828     $14,702     $17,730     $24,436
Expenses to average net assets                                 2.79%*       2.55%       2.09%       1.68%       1.52%       1.56%
Net investment income to average net assets                    3.96%*       4.54%       4.62%       5.53%       6.34%       6.56%
Portfolio turnover rate                                          47%         115%         43%        104%        142%        134%

--------------
+ Alliance Capital Management L.P. has served as the Portfolio's sub-advisor since October 10, 2000. Prior to that date, Brinson Advisors, Inc. managed the Portfolio's investments.
*     Annualized
@     Calculated using average monthly shares outstanding for the period.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for period less than one year has not been annualized.

SHAREHOLDER INFORMATION (UNAUDITED)

      At a Special Meeting of Shareholders held on March 1, 2001, the shareholders of the Fund approved the following proposals, as indicated below:

                                                                                    SHARES       SHARES VOTED     SHARES
PROPOSAL 1                                                                         VOTED FOR        AGAINST       ABSTAIN
                                                                                   ---------     ------------     -------
TO APPROVE OR DISAPPROVE A NEW INVESTMENT MANAGEMENT AND ADMINISTRATION CONTRACT
BETWEEN BRINSON SERIES TRUST ("TRUST") AND BRINSON ADVISORS, INC. ("BRINSON
ADVISORS") (FORMERLY MITCHELL HUTCHINS ASSET MANAGEMENT INC.) WITH RESPECT TO
GLOBAL INCOME PORTFOLIO ("FUND")                                                    320,008            0          194,966

                                                                                    SHARES       SHARES VOTED     SHARES
PROPOSAL 2                                                                         VOTED FOR        AGAINST       ABSTAIN
                                                                                   ---------     ------------     -------
TO APPROVE OR DISAPPROVE A NEW SUB-ADVISORY CONTRACT BETWEEN BRINSON ADVISORS
AND ALLIANCE CAPITAL MANAGEMENT L.P. WITH RESPECT TO THE FUND                       320,008            0          194,966

                                                                                    SHARES       SHARES VOTED     SHARES
PROPOSAL 3                                                                         VOTED FOR        AGAINST       ABSTAIN
                                                                                   ---------     ------------     -------
TO APPROVE OR DISAPPROVE A POLICY TO PERMIT BRINSON ADVISORS AND THE TRUST'S
BOARD OF TRUSTEES TO APPOINT AND REPLACE SUB-ADVISORS FOR THE FUND AND TO ENTER
INTO AND AMEND THEIR SUB-ADVISORY CONTRACTS WITHOUT FURTHER SHAREHOLDER APPROVAL    312,531            0          193,168

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE PORTFOLIO WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

                         BRINSON ADVISORS

                         (C)2001 Brinson Advisors, Inc.
                         All Rights Reserved